                                                                    EXHIBIT 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 15, 2001, included in ProLogis Trust's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP


Chicago, Illinois
December 18, 2001